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                                                                   Exhibit 10.47

                               FIRST AMENDMENT TO
                    SUBORDINATED CONVERTIBLE PROMISSORY NOTES

         This First Amendment to Subordinated Convertible Promissory Notes (this "AMENDMENT") is entered into as of January 15, 2004 by and between Inverness Medical Innovations, Inc., a Delaware corporation (the "BORROWER") and the lenders whose names are set forth on the signature pages hereto (the "LENDERS").

                                    RECITALS

         WHEREAS, the Borrower, the Lenders and certain other parties entered into that certain Subordinated Note and Warrant Purchase Agreement dated as of September 20, 2002 (the "PURCHASE AGREEMENT").

         WHEREAS, pursuant to the Purchase Agreement, the Borrower issued Subordinated Convertible Promissory Notes, dated September 20, 2002 (the "NOTES"), in an aggregate principal amount of $6 million to the Lenders.

         WHEREAS, the Borrower entered into that certain Credit Agreement, dated as of November 14, 2002, among the Borrower, Wampole Laboratories, Inc., Inverness Medical (UK) Holdings Limited, General Electric Capital Corporation, as administrative agent, Keybank National Association, as documentation agent, GECC Capital Markets Group, Inc., as lead arranger, and certain other credit parties and lenders signatory thereto (the "CREDIT AGREEMENT").

         WHEREAS, the Credit Agreement was amended and restated as of August 27, 2003 in connection with the Borrower's acquisition of Applied Biotech, Inc. ("ABI"), and the Borrower incurred an additional $13.4 million of indebtedness under the Credit Agreement, as amended and restated, to finance the Borrower's acquisition of ABI.

         WHEREAS, the Credit Agreement, as previously amended and restated, was amended and restated as of September 30, 2003 in connection with the Borrower's acquisition of certain assets relating to several product lines of Abbott Laboratories (the "ABBOTT ASSETS"), and the Borrower incurred an additional $55.0 million of indebtedness under the Credit Agreement, as amended and restated, to finance the Borrower's acquisition of these assets.

         WHEREAS, the $68.4 million of indebtedness incurred by the Borrower to finance the acquisitions of ABI and the Abbott Assets constitutes "Senior Obligations" within the meaning of Section 3(a)(iv)(B) of the Notes.

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         WHEREAS, the Borrower may enter into one or more new debt transactions whereby it would repay some or all of its outstanding indebtedness under the Credit Agreement, as amended and restated, using the net proceeds from the new debt transactions.

         WHEREAS, the Lenders together hold at least sixty-six and two-thirds percent (66 2/3%) of the aggregate principal amount outstanding under the Notes.

         WHEREAS, the Borrower and the Lenders desire to amend the Notes in order to reflect their intention that the term "Senior Obligations" under the Notes includes indebtedness incurred to redeem, repay or refinance indebtedness constituting Senior Obligations within the meaning of Section 3(a)(iv)(B) of the Notes.

         WHEREAS, all capitalized terms used but not defined in this Amendment shall have the meanings ascribed to such terms in the Notes.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Amendment, and intending to be legally bound, the Borrower and the Lenders hereby agree as follows:

                              SECTION 1. AMENDMENT

         1.1. Clause (A) of the first sentence of Section 3(a)(iv) of each of the Notes that currently reads as follows:

                  "[The term "Senior Obligations" shall mean] (A) all principal of, and premium and interest on, and all other amounts owing or guaranteed by the Borrower or any of its subsidiaries in respect of, any indebtedness incurred or guaranteed by the Borrower or any of its subsidiaries for money borrowed from any bank or other institutional lender now or hereafter outstanding or hereafter incurred (including without limitation all indebtedness incurred or guaranteed by the Borrower or any of its subsidiaries to. . ."

is amended such that clause (A) of the first sentence of Section 3(a)(iv) of each of the Notes reads as follows:

                  "[The term "Senior Obligations" shall mean] (A) all principal of, and premium and interest on, and all other amounts owing or guaranteed by the Borrower in respect of, any indebtedness incurred or guaranteed by the Borrower for money borrowed from any lender now or hereafter outstanding or hereafter incurred (including without limitation all indebtedness incurred or guaranteed by the Borrower to . . ."

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         1.2.     Clause (B) of the first sentence of Section 3(a)(iv) of each of the Notes that currently reads as follows:

                  "[The term "Senior Obligations" shall mean]. . . (B) any indebtedness of the Borrower incurred to finance the Borrower's acquisition (by merger, consolidation, stock purchase or otherwise) of a Person or the Borrower's acquisition of all or substantially all of the assets of a Person or all or substantially all of the assets of a division or line of business of a Person."

is amended and restated such that clause (B) of the first sentence of Section 3(a)(iv) of each of the Notes reads as follows:

                  "[The term "Senior Obligations" shall mean]. . . (B) (i) any indebtedness of the Borrower incurred after September 20, 2002 to finance the Borrower's acquisition (by merger, consolidation, stock purchase or otherwise) of a Person or the Borrower's acquisition of all or substantially all of the assets of a Person or all or substantially all of the assets of a division or line of business of a Person and (ii) any indebtedness of the Borrower incurred to redeem, repay or refinance any indebtedness described in clause (i) above or this clause (ii)."

         1.3. All other terms and conditions of the Notes shall be unchanged and remain in full force and effect.

         1.4. Pursuant and subject to the provisions of Section 9 of the Notes, the Lenders hereby consent to the amendments set forth in Sections 1.1 and 1.2 of this Amendment and, for the avoidance of doubt, acknowledge that such amendment is intended to apply to all of the Notes, not only the Notes held by the Lenders.

              SECTION 2. REPRESENTATIONS, WARRANTIES AND COVENANTS

         2.1. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BORROWER. The Borrower represents and warrants to, and covenants with, the Lenders that (i) the Borrower has full right, power, authority and capacity to enter into this Amendment and has taken all necessary action to authorize the execution, delivery and performance of this Amendment, (ii) the Borrower is duly organized, validly existing and in good standing under the laws of the State of Delaware, and (iii) upon the execution and delivery of this Amendment, this Amendment shall constitute a valid and binding obligation of the Borrower enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

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         2.2.     REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE LENDERS. Each
Lender represents and warrants to, and covenants with, the Borrower that (i) such Lender has full right, power, authority and capacity to enter into this Amendment and has taken all necessary action to authorize the execution, delivery and performance of this Amendment, (ii) if such Lender is an entity, such Lender is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and (iii) upon the execution and delivery of this Amendment, this Amendment shall constitute a valid and binding obligation of such Lender enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                            SECTION 3. MISCELLANEOUS

         3.1. EFFECTIVENESS. This Amendment is subject to, and will only become effective upon, the Borrower obtaining the prior written consent of the Senior Agent, as defined in the Subordination Agreement, to this Amendment. The Borrower will notify the Lenders of the date on which this Amendment becomes effective.

         3.2. GOVERNING LAW. This Amendment shall be governed by, and construed and enforced in accordance with, the substantive laws of The Commonwealth of Massachusetts without regard to its principles of conflicts of laws. Any dispute arising out of or relating to this Amendment shall be filed and prosecuted in any court of competent subject matter jurisdiction located in Massachusetts. The Borrower and the Lenders hereby consent to the personal jurisdiction of such courts over them, stipulate to the convenience, fairness and efficiency of proceeding in such courts, and covenant not to assert any objection to proceeding in such courts based on any alleged lack of jurisdiction or any alleged inconvenience, unfairness or inefficiency of such courts.

         3.3. COUNTERPARTS. This Amendment may be executed in multiple counterparts, each of which shall constitute an original but all of which shall constitute but one and the same instrument. One or more counterparts of this Amendment may be delivered via facsimile transmission, with the intention that they shall have the same effect as an original counterpart hereof.

         3.4. COMPLETE AGREEMENT. This Amendment, together with the Notes, as amended by this Amendment, constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Without limiting and in furtherance of Section 1.3 above, the Notes, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

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         IN WITNESS WHEREOF, the undersigned executed this Amendment as of the day and year first above written.

                            BORROWER:

                            INVERNESS MEDICAL INNOVATIONS, INC.


                            By: /s/  Ron Zwanziger
                                --------------------------------------
                              Name:
                              Title:

                            LENDERS:

                            PERRY PARTNERS, L.P.

                            By: Perry Corp., Managing General Partner

                            By: /s/  Randall Borkenstein
                              ----------------------------------------
                              Name:   Randall Borkenstein
                              Title: Managing Director and Chief Financial
                                     Officer

                            PERRY PARTNERS INTERNATIONAL, INC.

                            By:  Perry Corp., Investment Manager


                            By: /s/  Randall Borkenstein
                                --------------------------------------
                              Name:   Randall Borkenstein
                              Title: Managing Director and Chief Financial
                                      Officer

                            ZWANZIGER FAMILY VENTURES, LLC


                            By:  /s/  Ron Zwanziger
                                --------------------------------------
                                Name:
                                Title:

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